                                                                Exhibit 99.4
                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                   310,125.07
Available Funds:
  Contract Payments due and received in this period                                                3,318,079.18
  Contract Payments due in prior period(s) and received in this period                               303,128.95
  Contract Payments received in this period for next period                                           45,484.54
  Sales, Use and Property Tax, Maintenance, Late Charges                                             130,169.96
  Prepayment Amounts related to early termination in this period                                     357,507.16
  Servicer Advance                                                                                   832,169.89
  Proceeds received from recoveries on previously Defaulted Contracts                                      0.00
  Transfer from Reserve Account                                                                        4,156.59
  Interest earned on Collection Account                                                                2,847.64
  Interest earned on Affiliated Account                                                                  404.20
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03              0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
     < Predecessor contract)                                                                               0.00
            Amounts paid under insurance policies                                                          0.00
            Any other amounts                                                                              0.00

                                                                                                   ------------
Total Available Funds                                                                              5,304,073.18
Less: Amounts to be Retained in Collection Account                                                   200,003.49
                                                                                                   ------------
  AMOUNT TO BE DISTRIBUTED                                                                         5,104,069.69
                                                                                                   ============

DISTRIBUTION OF FUNDS:

  1.  To Trustee -  Fees                                                                                   0.00
  2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                     303,128.95
  3.  To Noteholders (For Servicer Report immediately following the Final
         Additional Closing Date)

    a) Class A1 Principal and Interest                                                                     0.00
    a) Class A2 Principal (distributed after A1 Note matures) and Interest                                 0.00
    a) Class A3 Principal (distributed after A2 Note matures) and Interest                         3,538,709.96
    a) Class A4 Principal (distributed after A3 Note matures) and Interest                           508,746.22
    b) Class B Principal and Interest                                                                 69,009.78
    c) Class C Principal and Interest                                                                138,467.96
           d) Class D Principal and Interest                                                          93,311.84
           e) Class E Principal and Interest                                                         123,273.04

  4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                              0.00
  5.  To Issuer - Residual Principal and Interest and Reserve Account Distribution
             a) Residual Interest (Provided no Restricting or Amortization Event in effect)           29,274.73
             b) Residual Principal (Provided no Restricting or Amortization Event in effect)         116,177.83
             c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                in effect)                                                                             4,156.59
  6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
         Amounts                                                                                     133,421.80
  7.  To Servicer, Servicing Fee and other Servicing Compensations                                    46,390.99
                                                                                                   ------------
Total Funds Distributed                                                                            5,104,069.69
                                                                                                   ============

                                                                                                   ------------
End of Period Collection Account Balance {Includes Payments in Advance
   & Restricting Event Funds (if any)}                                                               200,003.49
                                                                                                   ============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                $ 4,104,190.93
        - Add Investment Earnings                                                                      4,156.59
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                   0.00
        - Less Distribution to Certificate Account                                                     4,156.59
                                                                                                 --------------
End of period balance                                                                            $ 4,104,190.93
                                                                                                 ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                       $ 4,104,190.93
                                                                                                 ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                             84,507,908.01
                  Pool B                                             24,356,078.51
                                                                     -------------
                                                                                           108,863,986.52
Class A Overdue Interest, if any                                              0.00
Class A Monthly Interest - Pool A                                       496,481.86
Class A Monthly Interest - Pool B                                       143,091.35

Class A Overdue Principal, if any                                             0.00
Class A Monthly Principal - Pool A                                    2,364,418.54
Class A Monthly Principal - Pool B                                    1,043,464.43
                                                                     -------------
                                                                                             3,407,882.97
Ending Principal Balance of the Class A Notes
                  Pool A                                             82,143,489.47
                  Pool B                                             23,312,614.08
                                                                     -------------         --------------
                                                                                           105,456,103.55
                                                                                           ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $240,779,000     Original Face $240,779,000       Balance Factor
      $  2.656267                   $   14.153572                   43.797883%
--------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                    0.00
                  Class A2                                                    0.00
                  Class A3                                           23,059,986.52
                  Class A4                                           84,804,000.00
                                                                     -------------

Class A Monthly Interest                                                                   107,863,986.52
                  Class A1 (Actual Number Days/360)                           0.00
                  Class A2                                                    0.00
                  Class A3                                              130,826.99
                  Class A4                                              508,746.22
                                                                     -------------

Class A Monthly Principal
                  Class A1                                                    0.00
                  Class A2                                                    0.00
                  Class A3                                            3,407,882.97
                  Class A4                                                    0.00
                                                                     -------------
                                                                                             3,407,882.97
Ending Principal Balance of the Class A Notes
                  Class A1                                                    0.00
                  Class A2                                                    0.00
                  Class A3                                           19,652,103.55
                  Class A4                                           84,804,000.00
                                                                     -------------           --------------
                                                                                             104,456,103.55
                                                                                             ==============

Class A3

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $74,000,000      Original Face $74,000,000        Balance Factor
       $  1.767932                   $    46.052473                  26.556897%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                  Pool A                                             1,440,347.74
                  Pool B                                               415,100.90
                                                                     ------------
                                                                                             1,855,448.64
Class B Overdue Interest, if any                                             0.00
Class B Monthly Interest - Pool A                                        8,477.65
Class B Monthly Interest - Pool B                                        2,443.21
Class B Overdue Principal, if any                                            0.00
Class B Monthly Principal - Pool A                                      40,302.59
Class B Monthly Principal - Pool B                                      17,786.33
                                                                     ------------
                                                                                                58,088.92
Ending Principal Balance of the Class B Notes
                  Pool A                                             1,400,045.15
                  Pool B                                               397,314.57
                                                                     ------------            ------------
                                                                                             1,797,359.72
                                                                                             ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $4,104,000       Original Face $4,104,000         Balance Factor
       $ 2.661028                     $ 14.154220                    43.795315%
--------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                  Pool A                                              2,880,695.50
                  Pool B                                                830,201.79
                                                                     -------------
                                                                                             3,710,897.29

Class C Overdue Interest, if any                                              0.00
Class C Monthly Interest - Pool A                                        17,303.38
Class C Monthly Interest - Pool B                                         4,986.75
Class C Overdue Principal, if any                                             0.00
Class C Monthly Principal - Pool A                                       80,605.18
Class C Monthly Principal - Pool B                                       35,572.65
                                                                     -------------
                                                                                               116,177.83
Ending Principal Balance of the Class C Notes
                  Pool A                                              2,800,090.32
                  Pool B                                                794,629.14
                                                                     -------------           ------------
                                                                                             3,594,719.46
                                                                                             ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $8,208,000   Original Face $8,208,000        Balance Factor
       $ 2.715659                 $ 14.154219                   43.795315%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                     Pool A                                          1,920,463.66
                     Pool B                                            553,467.87
                                                                     ------------
                                                                                             2,473,931.53
Class D Overdue Interest, if any                                             0.00
Class D Monthly Interest - Pool A                                       12,311.77
Class D Monthly Interest - Pool B                                        3,548.19
Class D Overdue Principal, if any                                            0.00
Class D Monthly Principal - Pool A                                      53,736.78
Class D Monthly Principal - Pool B                                      23,715.10
                                                                     ------------
                                                                                                77,451.88
Ending Principal Balance of the Class D Notes
                     Pool A                                          1,866,726.88
                     Pool B                                            529,752.77
                                                                     ------------            ------------
                                                                                             2,396,479.65
                                                                                             ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $5,472,000   Original Face $5,472,000         Balance Factor
$ 2.898385                 $ 14.154218                      43.795315%
--------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                  Pool A                                             2,400,579.57
                  Pool B                                               691,834.84
                                                                     ------------
                                                                                             3,092,414.41

Class E Overdue Interest, if any                                             0.00
Class E Monthly Interest - Pool A                                       20,538.96
Class E Monthly Interest - Pool B                                        5,919.22
Class E Overdue Principal, if any                                            0.00
Class E Monthly Principal - Pool A                                      67,170.98
Class E Monthly Principal - Pool B                                      29,643.88
                                                                     ------------
                                                                                                96,814.86
Ending Principal Balance of the Class E Notes
                  Pool A                                             2,333,408.59
                  Pool B                                               662,190.96
                                                                     ------------            ------------
                                                                                             2,995,599.55
                                                                                             ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $6,840,000   Original Face $6,840,000         Balance Factor
       $ 3.868155                 $ 14.154219                   43.795315%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                  Pool A                                             2,881,875.44
                  Pool B                                               830,750.75
                                                                     ------------
                                                                                             3,712,626.19

Residual Interest - Pool A                                              24,373.73
Residual Interest - Pool B                                               4,901.00
Residual Principal - Pool A                                             80,605.18
Residual Principal - Pool B                                             35,572.65
                                                                     ------------
                                                                                               116,177.83
Ending Residual Principal Balance
                  Pool A                                             2,801,270.26
                  Pool B                                               795,178.10
                                                                     ------------            ------------
                                                                                             3,596,448.36
                                                                                             ============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                46,390.99
- Servicer Advances reimbursement                                                              303,128.95
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                              133,421.80
                                                                                               ----------
Total amounts due to Servicer                                                                  482,941.74
                                                                                               ==========

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                  96,031,869.89

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                2,686,839.25

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                     -------------
                                                                                                                       93,345,030.64
                                                                                                                       =============
        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                              2,391,730.40

            - Principal portion of Prepayment Amounts                                                     295,108.85

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                       0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                            0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                     0.00

                                                                                                        ------------
                                 Total Decline in Aggregate Discounted Contract Balance                 2,686,839.25
                                                                                                        ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                  27,677,434.63

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                1,185,755.03

                                                                                                                       -------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                     26,491,679.60
                                                                                                                       =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                              1,125,431.97

            - Principal portion of Prepayment Amounts                                                      60,323.06

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                       0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                            0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                     0.00

                                                                                                        ------------
                                 Total Decline in Aggregate Discounted Contract Balance                 1,185,755.03
                                                                                                        ============
                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     119,836,710.24
                                                                                                                      ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                                         Predecessor
                                                                  Discounted               Predecessor          Discounted
Lease #        Lessee Name                                       Present Value               Lease #          Present Value
-------------------------------------                            -------------             -------------      --------------
               NONE

                                                                    -------                                   ---------------
                          Totals:                                   $  0.00                                   $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                             $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                      $ 0.00
b) Total discounted Contract Balance of Substitute Receivables                                       $ 0.00
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                                               $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                         YES________      NO  X

POOL B                                                                                    Predecessor
                                             Discounted               Predecessor         Discounted
Lease #        Lessee Name                  Present Value               Lease #          Present Value
------------------------------              -------------             -----------        -------------
                 NONE

                                              ---------                                  --------------
                 Totals:                      $    0.00                                  $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL
     PREPAID CONTRACTS                                                                   $         0.00
b) ADCB OF POOL A AT CLOSING DATE                                                        $86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF
     THE POOL UNLESS RATING AGENCY
     APPROVES)                                                                                     0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                      $ 0.00
b) Total discounted Contract Balance of Substitute Receivables                                       $ 0.00
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                                               $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                         YES________      NO  X

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                                                    Predecessor
                                                                          Discounted       Predecessor     Discounted
Lease #    Lessee Name                                                  Present Value        Lease #      Present Value
--------   ---------------------------------------------                -------------      -----------    -------------
1528-004   U.S. Neurological, Inc.                                     $  194,560.17         2042-202    $    981,403.44
2826-001   Newark Health Imaging, L.L.C.                               $  789,368.50
2875-008   MRI of River North, INC. et al                              $  735,842.45         2314-004    $    707,303.41
2709-202   Symmorphix, Inc.                                            $  390,173.53         2041-201    $    526,898.39
2712-201   Matric Semiconductor, Inc.                                  $  123,333.71         2041-202    $     87,853.47
2712-202   Matric Semiconductor, Inc.                                  $  102,100.09
3323-001   Open MRI Ohio I Ventures L.L.C.                             $1,018,210.69         2659-001    $    567,212.03
           Cash                                                        $  116,213.37         2660-001    $    567,212.03
3694-003   Community Radiology of Virginia, Inc.                       $  607,349.06          973-021    $    154,974.48
3698-002   Advanced Medical Imaging Center, Inc.                       $  506,124.29          973-022    $     31,639.99
3702-002   USDL Pittsburgh Inc & USDL Pittsburgh Holding               $1,418,075.66          973-023    $     49,476.32
                                                                                              973-026    $     56,668.18
                                                                                              1969-102   $    487,002.62
                                                                                              2590-001   $  1,261,454.31
                                                                                              1081-501   $    326,796.30
                                                                                              1081-503   $    124,052.91

                                                                       -------------                     ---------------
                                               Totals:                 $6,001,351.52                     $  5,929,947.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                             5,929,947.88
b) ADCB OF POOL A AT CLOSING DATE                                                                        $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    3.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $    0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $    0.00
c)  If (a) > (b), amount to be deposited in Collection Account per                                  $    0.00
    Contribution & Servicing Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                           YES________   NO   X

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                              Predecessor
                                                                          Discounted       Predecessor      Discounted
Lease #    Lessee Name                                                  Present Value        Lease #      Present Value
--------   ---------------------------------------------                -------------      -----------    -------------
3313-001   Open MRI Missouri Ventures, LLC                             $ 1,103,064.69        1004-501    $     60,739.26
3313-003   Open MRI Missouri Ventures, LLC                             $ 1,035,735.31        1004-502    $     60,739.26
3309-002   Open MRI Illinois Ventures, LLC                             $   998,471.79        2786-001    $  3,010,223.86
3702-005   USDL Pittsburgh Inc & USDL Pittsburgh Holding               $   911,603.03        2140-501    $  1,338,784.65
3718-001   USD Dayton, Inc., and USD Dayton Holding                    $   809,799.02        2445-002    $    224,427.12
                                                                                             2671-001    $     75,159.10
                                                                       --------------                    ---------------
                                                 Totals:               $ 4,858,673.84                    $  4,770,073.25

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                             $  4,770,073.25
b) ADCB OF POOL B AT CLOSING DATE                                                                        $ 86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    5.49%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
  DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY
  PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $    0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $    0.00
c)  If (a) > (b), amount to be deposited in Collection Account per                                  $    0.00
    Contribution & Servicing Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                         YES________      NO  X

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
This Month                            1,538,503.88            This Month                      119,836,710.24
1 Month Prior                           821,322.72            1 Month Prior                   123,709,304.52
2 Months Prior                          519,991.48            2 Months Prior                  129,657,757.40

Total                                 2,879,818.08            Total                           373,203,772.16

a) 3 Month Average                      959,939.36            b) 3 Month Average              124,401,257.39

c) a/b                                        0.77%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                              Yes_______  No   X

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?      Yes_______  No   X

   B. An Indenture Event of Default has occurred and
      is then continuing?                                     Yes_______  No   X

4. Has a Servicer Event of Default occurred?                  Yes_______  No   X

5. Amortization Event Check

   A. Is 1c  > 8% ?                                           Yes_______  No   X

   B. Bankruptcy, insolvency, reorganization;
      default/violation of any covenant or
      obligation not remedied within 90 days?                 Yes_______  No   X

   C. As of any Determination date, the sum of
      all defaulted contracts since the Closing date          Yes_______  No   X
      exceeds 6% of the ADCB on the Closing Date?

6. Aggregate Discounted Contract Balance
    at Closing Date                                   Balance  $  273,612,728.90
                                                               -----------------

DELINQUENT LEASE SUMMARY

Days Past Due                    Current Pool Balance     # Leases
-------------                    --------------------     --------
 31 - 60                            4,650,839.12             45
 61 - 90                              322,410.10              8
91 - 180                            1,538,503.88             23

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization